SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ---------------------


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 1, 2004


                         TEXAS INSTRUMENTS INCORPORATED
               (Exact name of Registrant as specified in charter)



          DELAWARE                   001-03761               750289970
(State or other jurisdiction  (Commission file number)   (I.R.S. employer
     of incorporation)                                   identification no.)



                               12500 TI BOULEVARD
                                 P.O. BOX 660199
                            DALLAS, TEXAS 75266-0199
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 995-3773


                              ---------------------

ITEM 5. Other Events.

The Registrant's news release dated July 1, 2004, regarding developments in litigation between the Registrant and Qualcomm Incorporated, attached hereto as
Exhibit 99, is incorporated by reference herein.

ITEM 7. Exhibits.

Designation of
Exhibit in
this Report                    Description of Exhibit
------------                  ----------------------

    99                         Registrant's News Release
                               Dated July 1, 2004


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this report on Form 8-K are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for digital signal processors and analog chips in key markets such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

-    Timely  completion  and  successful  integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    Availability  of  raw  materials  and  critical  manufacturing  equipment;

-    TI's  ability  to  recruit  and  retain  skilled  personnel;

-    Fluctuations in the market value of TI's investments and in interest rates;
     and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment and the ability to obtain needed third-party foundry and assembly/test subcontract services.


For a more detailed discussion of these and other factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in
Item 1 of TI's most recent Form 10-K. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and TI undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TEXAS INSTRUMENTS INCORPORATED



Date: July 1, 2004                      By: /s/ JOSEPH F. HUBACH
                                            --------------------------
                                            Joseph F. Hubach
                                            Senior Vice President,
                                            Secretary and
                                            General Counsel

                                                                      Exhibit 99
                                                                      ----------


  DELAWARE COURT INDICATES TI DID NOT MATERIALLY BREACH CROSS-LICENSE AGREEMENT,
                 QUALCOMM NOT ENTITLED TO TERMINATE TI'S RIGHTS

                      TI RETAINS RIGHTS TO QUALCOMM PATENTS


DALLAS (July 1, 2004) -- Texas Instruments Incorporated (NYSE: TXN) today said that the Delaware Court of Chancery has expressed its intent to grant TI's motion for summary judgment in a lawsuit between TI and Qualcomm Incorporated.

The court indicated it agreed with TI's argument that its disclosure of information regarding terms of a patent cross-license agreement was not a material breach, and that Qualcomm is not entitled to terminate TI's rights to Qualcomm's CDMA patents under the agreement.

"Qualcomm's efforts to strip us of our rights under this cross-license agreement have failed. This is a victory for TI," said Senior Vice President and General Counsel Joseph F. Hubach. "We are grateful for the expeditious manner in which the court has dealt with this case."

The court is expected to consider Qualcomm's claims for damages based on a non-material breach at a trial scheduled to begin August 16.

Qualcomm filed suit against TI July 25, 2003, alleging a material breach of the confidentiality of the agreement. TI filed suit September 23, 2003, alleging that Qualcomm violated the cross-license agreement by granting royalty discounts to handset makers that use Qualcomm's semiconductor products. The court indicated today that it intends to grant Qualcomm's motion that it did not breach the agreement on this issue.

The court is expected to issue a written opinion confirming these indications.

                                       ###

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements in this release that describe the company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

We urge you to carefully consider the following important factors that could cause actual results to differ materially from the expectations of the company or its management:

- Market demand for semiconductors, particularly for analog chips and digital signal processors in key markets, such as telecommunications and computers;

- TI's ability to maintain or improve profit margins, including its ability to utilize its manufacturing facilities at sufficient levels to cover its fixed operating costs, in an intensely competitive and cyclical industry;

- TI's ability to develop, manufacture and market innovative products in a rapidly changing technological environment;

- TI's ability to compete in products and prices in an intensely competitive industry;

- TI's ability to maintain and enforce a strong intellectual property portfolio and obtain needed licenses from third parties;

- Consolidation of TI's patent licensees and market conditions reducing royalty payments to TI;

-    Timely  completion  and  successful  integration of announced acquisitions;

- Economic, social and political conditions in the countries in which TI, its customers or its suppliers operate, including security risks, health conditions, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates;

- Losses or curtailments of purchases from key customers or the timing of customer inventory adjustments;

-    Availability  of  raw  materials  and  critical  manufacturing  equipment;

-    TI's  ability  to  recruit  and  retain  skilled  personnel;

-    Fluctuations in the market value of TI's investments and in interest rates;
     and

- Timely implementation of new manufacturing technologies, installation of manufacturing equipment, and the ability to obtain needed third-party foundry and assembly/test subcontract services.

For a more detailed discussion of these factors, see the text under the heading "Cautionary Statements Regarding Future Results of Operations" in Item 1 of the company's most recent Form 10-K. The forward-looking statements included in this release are made only as of the date of publication, and the company undertakes no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Texas Instruments Incorporated provides innovative DSP and Analog technologies to meet our customers' real world signal processing requirements. In addition to Semiconductor, the company's businesses include Sensors & Controls and Educational & Productivity Solutions. TI is headquartered in Dallas, Texas, and has manufacturing, design or sales operations in more than 25 countries.

Texas Instruments is traded on the New York Stock Exchange under the symbol TXN. More information is located on the World Wide Web at www.ti.com.